GRAND PRIX FUNDS, INC.

 Supplement to the Prospectus dated December 31, 1997


Your Account

     The first sentence in the first paragraph under "Exchanging Shares" should be amended to replace the reference to the "Fountain Square U.S. Treasury
Obligations Fund" with the "Northern Money Market
Fund." Accordingly, the first sentence of that paragraph should read as follows: "You may exchange all or a portion of your investment from the Grand Prix
Fund to the Northern Money Market Fund (the "Money
Market Fund").

     The fourth sentence in the first paragraph under "Redeeming Shares" should be amended to delete the reference to the fee charged when redeeming shares in an IRA. Accordingly, the fourth sentence of that paragraph should read as follows: "There are no charges for the redemption of shares except that a fee of $10 is charged for each wire redemption." In addition, the fifth sentence of that paragraph should be deleted in its entirety.

     The fourth sentence in the first paragraph under "Redeeming by Mail" should be amended to replace the word "exchange" with "change." Accordingly, the fourth sentence of that paragraph should read as follows: "If the amount requested is greater than $10,000, the proceeds are to be sent to a person other than the shareholder(s) of record, to a location other than the address of record or is made within 30 days of an address change, each signature must be guaranteed by a commercial bank or trust company in the United States, a member firm of the NASD or other eligible guarantor institution."




     This Supplement should be retained with your Prospectus for future reference.

   The date of this Supplement is January 28, 1998.